EXHIBIT 23.3

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 6, 2001, which appears in the Form 8-K/A of Chinawe.com Inc. filed with the Securities and Exchange Commission on May 29, 2001.


/s/ Horwath Gelfond Hochstadt Pangburn, P.C.

October 16, 2001